Supplement to
Fidelity's Government Bond Funds
September 29, 2006
Prospectus

Effective October 24, 2006, Fidelity® Government Income Fund will be composed of multiple classes of shares. References to the fund are deemed to include class where applicable. The features and policies related to your shares of the fund will not change.

The following information supplements information found under the heading "Fee Table" in the "Fund Summary" section on page 8.

FMR has contracted to pay certain expenses of Government Income to limit total annual operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses) to 0.45% of Government Income's average net assets. This arrangement may not be discontinued or modified without the approval of Government Income's shareholders.

The following information replaces the biographical information found in the "Fund Management" section on page 28.

Brett Kozlowski is vice president and manager of Intermediate Government Income Fund, which he has managed since October 2006. He also manages other Fidelity funds. Since joining Fidelity in 1997, Mr. Kozlowski has worked as a portfolio analyst. Prior to working as a fixed-income analyst, Mr. Kozlowski was a trader in the Fixed Income Group.

The following information replaces the biographical information found in the "Fund Management" section on page 28.

William Irving is vice president and manager of Government Income Fund, which he has managed since January 2007. He also manages other Fidelity funds. Since joining Fidelity Investments in 1999, Dr. Irving has worked as a quantitative analyst and portfolio manager.

GVT-07-01 January 13, 2007
1.477036.124

Supplement to the
Fidelity Advisor
Government
Income Fund
Class A, Class T, Class B, and Class C
October 17, 2006
Prospectus

The following information replaces the biographical information for George Fischer found in the "Fund Management" section on page 28.

William Irving is vice president and manager of Advisor Government Income Fund, which he has managed since January 2007. He also manages other Fidelity funds. Since joining Fidelity Investments in 1999, Dr. Irving has worked as a quantitative analyst and portfolio manager.

AGVT-07-01 January 13, 2007
1.842500.100

Supplement to the
Fidelity Advisor
Government
Income Fund
Institutional Class
October 17, 2006
Prospectus

The following information replaces the biographical information for George Fischer found in the "Fund Management" section on page 24.

William Irving is vice president and manager of Advisor Government Income Fund, which he has managed since January 2007. He also manages other Fidelity funds. Since joining Fidelity Investments in 1999, Dr. Irving has worked as a quantitative analyst and portfolio manager.

AGVTI-07-01 January 13, 2007
1.842501.100